EXHIBIT 99.2

                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the accompanying Annual Report on Form 10-K of Ligand Pharmaceuticals Inc. for the year ended December 31, 2002, I, Paul V. Maier, Senior Vice President, Chief Financial Officer of Ligand Pharmaceuticals Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

         (1) such Annual Report on Form 10-K for the year ended December 31, 2002, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in such Annual Report on Form 10-K for the year ended December 31, 2002, fairly presents, in all material respects, the financial condition and results of operations of Ligand Pharmaceuticals Inc.



Date:  March 21, 2003            /S/PAUL V. MAIER
                                 --------------------------------------------
                                 Paul V. Maier
                                 SENIOR VICE PRESIDENT, CHIEF FINANCIAL OFFICER